Financial instruments - Fair values and risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments - Fair values and risk management	Financial instruments - Fair values and risk management
Accounting classifications and fair values
The following table shows the carrying amounts and fair values of financial assets and financial liabilities, including their levels in the fair value hierarchy. It does not include fair value information for financial assets and financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value, such as trade and other receivables and payables.

	Carrying amount					Fair value
(in thousands of USD)	Fair value - Hedging instruments	Financial assets at amortized cost		Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2021
Financial assets measured at fair value
Interest rate swaps (Note 11)	6,392	—		—	6,392	—	6,392	—	6,392
Cap contracts (Note 13)	2	—		—	2	—	2	—	2
	6,394	—		—	6,394

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	44,669		—	44,669	—	—	42,150	42,150
Lease receivables (Note 11)	—	4,578		—	4,578	—	3,816	—	3,816
Trade and other receivables * (Note 13)	—	213,641		—	213,641	—	—	—	—
Cash and cash equivalents (Note 14)	—	152,528		—	152,528	—	—	—	—
	—	415,416		—	415,416

Financial liabilities measured at fair value
Forward exchange contracts (Note 17)	2,927	—	0	—	2,927	—	2,927	—	2,927
Interest rate swaps (Note 19)	2,987	—		—	2,987	—	2,987	—	2,987
	5,914	—		—	5,914

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—		1,205,148	1,205,148	—	1,234,739	—	1,234,739
Unsecured other notes (Note 17)	—	—		263,920	263,920	68,722	194,586	—	263,308
Other borrowings (Note 17)	—	—		204,061	204,061	—	204,061	—	204,061
Lease liabilities (Note 17)	—	—		39,051	39,051	—	36,913	—	36,913
Trade and other payables * (Note 19)	—	—		76,319	76,319	—	—	—	—
Advances received on contracts (Note 19)	—	—		503	503	—	—	—	—
		—		1,789,002	1,789,002

	Carrying amount				Fair value
	Fair value - Hedging instruments	Financial assets at amortized cost	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
December 31, 2022
Financial assets measured at fair value
Forward exchange contracts (Note 11 and 17)	1,309	—	—	1,309	—	1,309	—	1,309
Interest rate swaps (Note 11 and 17)	32,652	—	—	32,652	—	32,652	—	32,652
	33,961	—	—	33,961

Financial assets not measured at fair value
Non-current receivables (Note 11)	—	13,880	—	13,880	—	—	13,789	13,789
Lease receivables (Note 11)	—	2,854	—	2,854	—	2,268	—	2,268
Trade and other receivables * (Note 13)	—	325,592	—	325,592	—	—	—	—
Cash and cash equivalents (Note 14)	—	179,929	—	179,929	—	—	—	—
	—	522,255	—	522,255

Financial liabilities measured at fair value
Forward exchange contracts (Note 17)	—	—	—	—	—	—	—	—
Interest rate swaps (Note 19)	404	—	—	404	—	404	—	404
	404	—	—	404

Financial liabilities not measured at fair value
Secured bank loans (Note 17)	—	—	1,333,184	1,333,184	—	1,356,270	—	1,356,270
Unsecured other notes (Note 17)	—	—	197,556	197,556	194,480	—	—	194,480
Other borrowings (Note 17)	—	—	136,862	136,862	—	136,862	—	136,862
Lease liabilities (Note 17)	—	—	28,679	28,679	—	26,778	—	26,778
Trade and other payables * (Note 19)	—	—	72,878	72,878	—	—	—	—
Advances received on contracts (Note 19)	—	—	—	—	—	—	—	—
	—	—	1,769,159	1,769,159

* Deferred charges, deferred fulfillment costs and VAT receivables (included in other receivables) (see Note 13), deferred income and VAT payables (included in other payables) (see Note 19), which are not financial assets (liabilities) are not included.
Measurement of fair values
Valuation techniques and significant unobservable inputs
Level 1 fair value was determined based on the actual trading of the unsecured notes, due in 2026, and the trading price on December 31, 2022. The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs used.

Financial instruments measured at fair value

Type	Valuation Techniques	Significant unobservable inputs

Forward exchange contracts
Forward pricing: the fair value is determined using quoted forward exchange rates at the reporting date and present value calculations based on high credit quality yield curve in the respective currencies.
Not applicable

Interest rate swaps
Swap models: the fair value is calculated as the present value of the estimated future cash flows. Estimates of future floating-rate cash flows are based on quoted swap rates, futures prices and interbank borrowing rates.
Not applicable

Forward cap contracts	Fair values for both the derivative and the hypothetical derivative are determined based on the net present value of the expected cash flows using LIBOR rate curves, futures and basis spreads.	Not applicable

Commodity derivatives	Fair value is determined based on the present value of the quoted forward price.	Not applicable

Financial instruments not measured at fair value

Type	Valuation Techniques	Significant unobservable inputs
Non-current receivables (consisting primarily of shareholders' loans)	Discounted cash flow	Discount rate and forecasted cash flows
Lease receivables	Discounted cash flow	Discount rate
Other financial liabilities (consisting of secured and unsecured bank loans and other notes and lease liabilities)	Discounted cash flow	Discount rate
Other financial notes (consisting of unsecured notes)	List price	Not applicable

Transfers between Level 1, 2 and 3
There were no transfers between these levels in 2021 and 2022.
Financial risk management
In the course of its normal business, the Group is exposed to the following risks:
•Credit risk
•Liquidity risk
•Market risk (Tanker market risk, interest rate risk, currency risk and commodity risk)
The Company's Supervisory Board has overall responsibility for the establishment and oversight of the Group's risk management framework. The Supervisory Board has established the Audit and Risk Committee, which is responsible for developing and monitoring the Group's risk management policies. The Committee reports regularly to the Supervisory Board on its activities.
The Group's risk management policies are established to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and the Group's activities. The Group, through its training and management standards and procedures, aims to maintain a disciplined and constructive control environment in which all employees understand their roles and obligations.
The Group's Audit and Risk Committee oversees how management monitors compliance with the Group's risk management policies and procedures, and reviews the adequacy of the risk management framework in relation to the risks faced by the Group. The Group's Audit and Risk Committee is assisted in its oversight role by internal audit. Internal audit undertakes both regular and ad hoc reviews of risk management controls and procedures, the results of which are reported to the Audit and Risk Committee.
Credit risk
Trade and other receivables
The Group has a formal credit policy. Credit evaluations - when necessary - are performed on an ongoing basis. At the balance sheet date there were no significant concentrations of credit risk. All trade and other receivables were with oil majors within the same industry but with a geographic spread and a different business focus. Based on past experience, and considering any forward-looking factors, there was only a small impact on doubtful amounts at year-end. Based on individual analyses, provisions for doubtful debtors were in line with 2021. In particular, the client representing 8% of the Tankers segment's total revenue in 2022 (see Note 2) only represented 1.17% of the total trade and other receivables at December 31, 2022 (2021: two clients representing 1.21% and 0.02%). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.
The ageing of current trade and other receivables is as follows:

(in thousands of USD)	2022	2021
Not past due	320,823	205,737
Past due 0-30 days	16,560	12,980
Past due 31-365 days	26,820	16,518
More than one year	2,585	2,510
Total trade and other receivables	366,789	237,745

Past due amounts are not credit impaired as collection is considered to be likely and management is confident the outstanding amounts can be recovered. As at December 31, 2022 52.88% (2021: 58.75%) of the total current trade and other receivables relate to TI Pool. TI Pool is paid after completion of the voyages and only deals with oil majors, national oil companies and other actors of the oil industry whose credit worthiness historically has been high. Amounts not past due are also with customers with high credit worthiness and are therefore not credit impaired.
Non-current receivables
Non-current receivables as at December 31, 2022 mainly consist of derivatives which relate to the fair market value of Interest Rate Swaps (see Note 11). Non-current receivables as at December 31, 2021 mainly related to shareholder's loans to joint ventures (see Note 11). These receivables were not credit impaired as there was no credit risk exposure for the Group.
Cash and cash equivalents
The Group held cash and cash equivalents of $179.9 million at December 31, 2022 (2021: $152.5 million). The cash and cash equivalents are held with bank and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P (see Note 14) and spread over different banks.
Derivatives
Derivatives are entered into with banks and financial institution counterparties, which are rated A- to AA+, based on rating agency S&P.
Guarantees
The Group's policy is to provide financial guarantees only for subsidiaries and joint ventures. At December 30, 2019, the Group issued a guarantee to the buyer of the three VLCCs in relation to the sale and leaseback transaction (see Note 17) whereby the VLCCs were leased back in a subsidiary under a 54-months bareboat contract. At December 31, 2022, the guarantees towards TI Africa and TI Asia (for the full 100% due to the acquisition of the remaining 50%) were still outstanding but have not been called upon.
Liquidity risk
Liquidity risk is the risk that the Group will not be able to meet its financial obligations as they fall due. The Group's approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group's reputation. The sources of financing are diversified and the bulk of the loans are irrevocable, long-term and maturities are spread over different years.
The following are the remaining contractual maturities of financial liabilities:

	Contractual cash flows December 31, 2021
(in thousands of USD)	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	1,469,068	1,667,567	145,175	1,413,221	109,172
Other borrowings (Note 17)	204,061	223,550	126,672	96,878	—
Lease liabilities (Note 17)	39,051	41,125	23,464	17,585	77
Current trade and other payables * (Note 19)	76,319	76,319	76,319	—	—
	1,788,499	2,008,562	371,629	1,527,684	109,249

Derivative financial liabilities
Interest rate swaps (Note 19)	2,987	6,505	2,397	4,108	—
	2,987	6,505	2,397	4,108	—

	Contractual cash flows December 31, 2022
	Carrying Amount	Total	Less than 1 year	Between 1 and 5 years	More than 5 years
Non derivative financial liabilities
Bank loans and other notes (Note 17)	1,530,739	1,819,230	278,311	1,349,384	191,534
Other borrowings (Note 17)	136,862	154,292	73,330	80,962	—
Lease liabilities (Note 17)	28,679	29,745	23,624	6,080	41
Current trade and other payables * (Note 19)	72,878	72,878	72,878	—	—
	1,769,158	2,076,144	448,144	1,436,426	191,575

Derivative financial liabilities
Interest rate swaps (Note 19)	404	9	(1,359)	1,152	216
	404	9	(1,359)	1,152	216
* Deferred income and VAT payables (included in other payables) (see Note 19), which are not financial liabilities, are not included.
The Group has secured bank loans that contain loan covenants. A future breach of covenant may require the Group to repay the loan earlier than indicated in the above table. For more details on these covenants, please see "capital management" below.
The interest payments on variable interest rate loans in the table above reflect market forward interest rates at the reporting date and these amounts may change as market interest rates change. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than stated above.
Market risk
Managing interest rate benchmark reform and associated risks
Overview

A fundamental reform of major interest rate benchmarks is being undertaken globally, including the replacement of some interbank offered rates (IBORs) with alternative nearly risk-free rates (RFR) (referred to as ‘IBOR reform’). The Group has exposures to IBORs on its financial instruments that will be replaced or reformed as part of these market-wide initiatives. As at December 31, 2022 new financial instruments concluded during 2022 have an alternative reference rate for US dollar LIBOR which is the Secured Overnight Financing Rate (SOFR). In 2022, the Group did not undertake amendments to its existing financial instruments as at December 31, 2021 with contractual terms indexed to IBORs. As announced by the Financial Conduct Authority (FCA) in early 2022, the panel bank submissions for US dollar LIBOR will cease in mid-2023. The Group anticipates that IBOR reform will impact its risk management and hedge accounting. The Audit and Risk Committee monitors the Group’s transition to alternative rates.
Derivatives
The Group holds interest rate swaps for risk management purposes which are designated in cash flow hedging relationships. The interest rate swaps have floating legs that are indexed to USD LIBOR. New interest rate swaps concluded in 2022 have floating legs that are indexed to SOFR. The Group's derivative instruments are governed by contracts based on the International Swaps and Derivatives Association (ISDA)'s master agreements.
Hedge Accounting
As from 2022 onwards new transactions were based on the RFR approach. The Group evaluated the extent to which its legacy cash flow hedging relationships are subject to uncertainty driven by the IBOR reform as at December 31, 2022. The Group’s hedged items and hedging instruments continue to be indexed to USD LIBOR. These benchmark rates are quoted each day and the IBOR cash flows are exchanged with counterparties as usual still until June 2023 latest.

The Group applies the amendments to IFRS 9 issued in September 2019 to those hedging relationships directly affected by the IBOR reform. Hedging relationships impacted by the IBOR reform may experience ineffectiveness attributable to market participants’ expectations of when the shift from the existing IBOR benchmark rate to an alternative benchmark interest rate will occur. This transition may occur at different times for the hedged item and hedging instrument, which may lead to hedge ineffectiveness. The Group has measured its hedging instruments indexed to USD LIBOR using available quoted market rates for LIBOR-based instruments of the same tenor and similar maturity and has measured the cumulative change in the present value of hedged cash flows attributable to changes in USD LIBOR on a similar basis. However as time is passing, the Company believes that for its LIBOR portfolio principle of economic equivalence between RFR and LIBOR items, a Credit Adjustment Spread (CAS) will be required to compensate for the economic difference between RFR and LIBOR. Moreover the selection of the CAS follows ISDA guidance.

The Group's exposure to USD LIBOR designated in hedging relationships is $411.8 million nominal amount at December 31, 2022 (see Note 15), representing the nominal amount of the interest rate swaps maturing in 2025 and 2027.
Total amounts of unreformed contracts, including those with an appropriate fallback clause

The Group monitors the progress of transition from IBORs to new benchmark rates by reviewing the total amounts of contracts that have yet to transition to an alternative benchmark rate and the amounts of such contracts that include an appropriate fallback clause. The Group considers that a contract is not yet transitioned to an alternative benchmark rate when interest under the contract is indexed to a benchmark rate that is still subject to the IBOR reform, even if it includes a fallback clause that deals with the cessation of the existing IBOR (referred to as an 'unreformed contract').

As at December 31, 2022, all existing financial instruments as from January 1, 2022 were still indexed to USD LIBOR.

Tanker market risk
The spot tanker freight market is a highly volatile global market and the Group cannot predict what the market will be without significant uncertainty. The Group has a strategy of operating the majority of its fleet on the spot market but tries to keep a certain part of the fleet under fixed time charter contracts. The proportion of vessels operated on the spot vary according to the many factors affecting both the spot and fixed time charter contract markets.

Every increase (decrease) of $1,000 on the spot tanker freight market (VLCC and Suezmax) per day would have increased (decreased) profit or loss by the amounts shown below:

(effect in thousands of USD)	2022		2021		2020
	Profit or loss		Profit or loss		Profit or loss
	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
	Increase	Decrease	Increase	Decrease	Increase	Decrease
	21,348	(21,348)	21,270	(21,270)	19,638	(19,638)
Interest rate risk
Euronav interest rate management general policy is to borrow at floating interest rates based on LIBOR/SOFR plus a margin. The Euronav Corporate Treasury Department monitors the Group's interest rate exposure on a regular basis. From time to time and under the responsibility of the Chief Financial Officer, different strategies to reduce the risk associated with fluctuations in interest rates can be proposed to the Supervisory Board for their approval. The Group hedges part of its exposure to changes in interest rates on borrowings. All borrowings contracted for the financing of vessels are on the basis of a floating interest rate, increased by a margin. On a regular basis the Group may use interest rate related derivatives (interest rate swaps, caps and floors) to achieve an appropriate mix of fixed and floating rate exposure as defined by the Group. On December 31, 2022 and December 31, 2021, the Group had such instruments in place and approximately 46% of the floating interest rates have been hedged.

The Group determines the existence of an economic relationship between the hedging instrument and hedged item based on the reference interest rates, tenors, repricing dates and maturities and the notional or par amounts. If a hedging relationship is directly affected by uncertainty arising from the IBOR reform, then the Group assumes for this purpose that the benchmark interest rate is not altered as a result of interest rate benchmark reform.

Hedging relationships that are impacted by the IBOR reform may experience ineffectiveness because of timing mismatch between the hedged item and the hedging instrument regarding the IBOR transition. For further details, see 'Managing interest rate benchmark reform and associated risks' above.
At the reporting date the interest rate profile of the Group's interest-bearing financial instruments was:

(in thousands of USD)	2022	2021
FIXED RATE INSTRUMENTS
Financial assets	850	20,228
Financial liabilities	312,434	403,026
	313,284	423,255

VARIABLE RATE INSTRUMENTS
Financial liabilities	1,383,847	1,309,154
	1,383,847	1,309,154

Fair value sensitivity analysis for fixed rate instruments
The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss nor equity as of that date.
Cash flow sensitivity analysis for variable rate instruments
A change of 50 basis points in interest rates at the reporting date would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant.

	Profit or Loss		Equity
	50 BP	50 BP	50 BP	50 BP
(effect in thousands of USD)	Increase	Decrease	Increase	Decrease
December 31, 2020
Variable rate instruments	(3,819)	2,484	—	—
Interest rate swaps	—	—	5,542	(5,343)
Cash Flow Sensitivity (Net)	(3,819)	2,484	5,542	(5,343)

December 31, 2021
Variable rate instruments	(6,606)	2,133	—	—
Interest rate swaps	—	—	4,594	(4,222)
Cash Flow Sensitivity (Net)	(6,606)	2,133	4,594	(4,222)

December 31, 2022
Variable rate instruments	(7,784)	6,466	—	—
Interest rate swaps	—	—	4,710	(6,839)
Cash Flow Sensitivity (Net)	(7,784)	6,466	4,710	(6,839)

Currency risk
The Group policy is to monitor its material non-functional currency transaction exposure so as to allow for natural coverage (revenues in the same currency than the expenses) whenever possible. When natural coverage is not deemed reasonably possible (for example for long term commitments), the Company manages its material non-functional currency transaction exposure on a case-by-case basis, either by entering into spot foreign currency transactions, foreign exchange forward, swap or option contracts.

The Group’s exposure to currency risk is related to its operating expenses expressed in Euros and to Treasury Notes denominated in Euros. In 2022 about 15.4% (2021: 13.9% and 2020: 14.4%) of the Group's total operating expenses were incurred in Euros. Revenue and borrowings are expressed in USD only, except for instruments issued under the Treasury Notes Program (Note 17).

(in thousands of USD)	December 31, 2022		December 31, 2021		December 31, 2020
	EUR	USD	EUR	USD	EUR	USD
Trade payables	(6,653)	(18,043)	(5,680)	(20,332)	(5,662)	(21,564)
Operating expenses	(103,339)	(568,357)	(101,039)	(625,627)	(97,082)	(611,777)
Treasury Notes	(50,664)	—	(104,006)	—	(38,654)	—
For the average and closing rates applied during the year, we refer to Note 27.
Sensitivity analysis
A 10 percent strengthening of the EUR against the USD at December 31, would have increased (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.

(in thousands of USD)	2022	2021	2020
Equity	648	683	735
Profit or loss	(10,994)	(9,573)	(10,412)
A 10 percent weakening of the EUR against the USD at December 31, would have had the equal but opposite effect to the amounts shown above, on the basis that all the other variables remain constant.
Cash flow hedges
At December 31, 2022, the Group held the following instruments to hedge exposures to changes in interest rates:

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(41,048)	(38,879)	(167,966)
Average fixed interest rate	1.42%	1.41%	1.40%

At December 31, 2021, the Group held the following instruments to hedge exposures to changes in interest rates:

	Maturity
(in thousands of USD)	1-6 months	6-12 months	More than 1 year

Interest rate risk
Interest rate swaps
Net exposure	(15,704)	(15,982)	(93,737)
Average fixed interest rate	0.80%	0.80%	0.78%

At December 31, 2021, the Group had 2 interest cap options with a notional amount of $200.0 million starting on October 1, 2020. These CAPs matured at October 3, 2022.

The Group entered on August 22, 2022 into four Fx Swaps to hedge 20% of the short position for 2023 at parity for a notional amount of 18 million Euro in total. These Fx Swaps are used to hedge the risk related to the fluctuation of EUR/USD.

The amounts at the reporting date relating to items designated as hedged items were as follows:

	December 31, 2022		December 31, 2021
(in thousands of USD)	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve	Change in value used for calculating hedge ineffectiveness	Cash flow hedge reserve

Interest rate risk
Variable-rate instruments	(29,159)	32,021	(9,247)	2,862
Cap option	(466)	—	(605)	(466)
Fx rate risk
Fx swaps	(1,032)	1,032	—	—

The amounts relating to items designated as hedging instruments and hedge ineffectiveness were as follows:

	2022				During the period 2022
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	518,133	32,929	404	Non-current receivables, Trade and other current receivables, Non-current other payables	29,159	(507)	Finance expenses
Cap options	—	—	—	—	466	—	Finance expenses
Fx rate risk
Fx swaps	18,398	1,032	—	Trade and other current receivables	1,032	—	Finance expenses

	2021				During the period 2021
(in thousands of USD)	Nominal amount	Carrying amount - Assets	Carrying amount - Liabilities	Line item in the statement of financial position where the hedging instrument is included	Changes in the value of the hedging instrument recognized in OCI	Hedge ineffectiveness recognized in profit or loss	Line item in profit or loss that includes hedge ineffectiveness

Interest rate risk
Interest rate swaps	367,530	6,392	2,987	Non-current receivables, Trade and other current receivables, Trade and other current payables	9,247	(78)	Finance expenses
Cap options	200,000	2	—	Trade and other receivables	605	—	Finance expenses

During 2022 and 2021, no amounts were reclassified from hedging reserve to profit or loss.

The following table provides a reconciliation by risk category of components of equity and analysis of OCI items, net of tax, resulting from cash flow hedge accounting:

(in thousands of USD)	Hedging reserve

Balance at January 1, 2022	2,396
Cash flow hedges
Change in fair value interest rate risk	29,625
Change in fair value fx risk	1,032
Balance at December 31, 2022	33,053

Balance at January 1, 2021	(7,456)
Cash flow hedges
Change in fair value interest rate risk	9,852
Balance at December 31, 2021	2,396

Master netting or similar agreements
The Group enters into derivative transactions under International Swaps and Derivatives Association (ISDA) master netting agreements. In general, under such agreements the amounts owned by each counterparty on a single day in respect of all transactions outstanding in the same currency are aggregated into a single net amount that is payable by one party to the other.
Capital management
Euronav is continuously seeking to optimize its capital structure (mix between debt and equity). The main objective is to maximize shareholder value while keeping the desired financial flexibility to execute the strategic projects. Some of the Group's other key drivers when making capital structure decisions are pay-out restrictions and the maintenance of the strong financial health of the Group. Besides the statutory minimum equity funding requirements that apply to the Group's subsidiaries in the various countries, the Group is also subject to covenants in relation to some of its senior secured credit facilities:
•an amount of current assets that, on a consolidated basis, exceeds current liabilities. Current assets may include undrawn amounts of any committed revolving credit facilities and credit lines having a maturity of more than one year;
•an aggregate amount of cash, cash equivalents and available aggregate undrawn amounts of any committed loan of at least $50.0 million or 5% of the Group's total indebtedness (excluding guarantees), depending on the applicable loan facility, whichever is greater;
•an amount of cash of at least $30.0 million; and
•a ratio of Stockholders' Equity to Total Assets of at least 30%
In connection to the senior secured FSO loan of $150 million, the facility contains a specific covenant whereby each borrower need to ensure that its financial position shall at all times during the Security Period be such that the Debt Service Cover Ratio in respect of it shall be equal or higher than 1.1x.
Further, the Group's loan facilities generally include an asset protection clause whereby the fair market value of collateral vessels should be at least 125% of the aggregate principal amount outstanding under the respective loan.
All existing financing arrangements, including the bonds, contain a change of control clause (COC), which is triggered if a shareholder would acquire 50%+1 of the shares or voting rights in Euronav. In certain existing financing arrangements (e.g., the $713,000,000 facility agreement or the €80,000,000 facility agreement) the threshold would be 30%+1 of the shares or voting rights in Euronav.
Under the existing facility agreements, the occurrence of a CoC would, trigger a mandatory prepayment and cancellation event. Except for the €80,000,000 facility agreement, the existing facility agreements do not contain the option or right of lenders not to ask for prepayment. Under the bonds, the occurrence of a CoC would trigger a put option event, allowing each bondholder to require that Euronav Luxembourg SA (Euronav Luxembourg) purchases all or some of the bonds held by that bondholder at a price equal to 101 per cent of the nominal amount (i.e., at a premium of 1%).
Under most of the existing financing arrangements, including the bonds, Euronav undertook not to consolidate, amalgamate or merge with any other entity which may, in the reasonable opinion of the majority lenders, have a material adverse effect under the respective arrangement. The conclusion on whether the contemplated merger would have a material adverse effect, ultimately depends on the factual interpretation of the transaction by the majority lenders. The $173,550,300 facility agreement does not contain a material adverse effect qualifier, prohibiting any merger, irrespective of its (material adverse) effects. A breach of the "no merger undertaking" would trigger an event of default under the existing financing arrangements.
Under the facility agreements, Euronav could, in theory, request a waiver of the "no merger undertaking" together with a suspension of other relevant undertakings (e.g., "maintenance of status"), in order to execute the contemplated merger. The consent of all lenders would be required for the waiver to be effective, with the exemption of the €80,000,000 facility agreement, for which a consent from the majority lenders would suffice.
The credit facilities discussed above also contain restrictions and undertakings which may limit the Group and the Group's subsidiaries' ability to, among other things:
•effect changes in management of the Group's vessels;
•transfer or sell or otherwise dispose of all or a substantial portion of the Group's assets;
•declare and pay dividends; and
•incur additional indebtedness.
A violation of any of these financial covenants or operating restrictions contained in the credit facilities may constitute an event of default under these credit facilities, which, unless cured within the grace period set forth under the applicable credit facility, if applicable, or waived or modified by the Group's lenders, provides them with the right to, among other things, require the Group to post additional collateral, enhance equity and liquidity, increase interest payments, pay down indebtedness to a level where the Group is in compliance with loan covenants, sell vessels in the fleet, reclassify indebtedness as current liabilities and accelerate indebtedness and foreclose liens on the vessels and the other assets securing the credit facilities, which would impair the Group's ability to continue to conduct business.

Furthermore, certain of our credit facilities contain a cross-default provision that may be triggered by a default under one of our other credit facilities. A cross-default provision means that a default on one loan would result in a default on certain other loans. Because of the presence of cross-default provisions in certain of our credit facilities, the refusal of any one lender under our credit facilities to grant or extend a waiver could result in certain of our indebtedness being accelerated, even if our other lenders under our credit facilities have waived covenant defaults under the respective credit facilities. If our secured indebtedness is accelerated in full or in part, it would be very difficult in the current financing environment for us to refinance our debt or obtain additional financing and we could lose our vessels and other assets securing our credit facilities if our lenders foreclose their liens, which would adversely affect our ability to conduct our business.

As of December 31, 2022, December 31, 2021 and December 31, 2020, the Group was in compliance with all of the covenants contained in the debt agreements. With respect to the quantitative covenants as of December 31, 2022, as described above:
1.current assets on a consolidated basis (including available credit lines of $671.3 million) exceeded current liabilities by $1,024.0 million,
2.aggregated cash was $851.1 million,
3.cash was $179.9 million and
4.ratio of Stockholders' Equity to Total Assets was 54.8%.
The Company updated the guidance to its dividend policy and will target each quarter, applicable as of the first quarter 2020, to return 80% of the net income (including the fixed element of $3 cents per quarter) to shareholders. This return to shareholders will primarily be in the form of a cash dividend and the Company will always look at share buyback as an alternative if it believes more value can be created for shareholders.

The calculation does not include capital gains (reserved for fleet renewal) but include capital losses and the policy is at all times subject to freight market outlook, company balance sheet and cyclicality along with other factors and regulatory requirements.
As part of its capital allocation strategy, Euronav has the option of buying its own shares back should the Supervisory Board and Management Board believe that there is a substantial value disconnect between the share price and the real value of the Company. This return of capital is in addition to the fixed dividend of $0.12 per share paid each year. During 2022, Euronav transferred 105,551 shares to members of the Management Board in accordance with the Long Term Incentive Plan 2019. The Company owned 18,241,181 own shares (8.29% of the total outstanding shares) at year-end.

Commodity risk
The Group has been purchasing compliant bunker fuel for future consumption by its vessels. In order to fix the price of the fuel bought the Company has used swaps and futures to hedge the risk between decision of buying the fuel and receiving and paying the cargo. These swaps and futures were designated as cash flow hedges of the variability in the price of bunker between the order date and the fixing date. At year-end, all fuel was received. The Group remains exposed to the risk of decrease in bunker fuel on the spot market below the weighted average purchase price.